SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20509

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 17, 2010

Date of Report

(Date of Earliest Event Reported)

REFLECT SCIENTIFIC, INC.

(Exact Name of Registrant as Specified in its Charter)

UTAH	000-31377	87-0642556
(State or Other Jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1270 South 1380 West

Orem, Utah  84058

(Address of Principal Executive Offices)

(801) 226-4100

Registrant's Telephone Number

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements, which reflect our views with respect to future events and financial performance. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. These forward-looking statements are identified by, among other things, the words “anticipates,” “believes,” “estimates,” “expects,” “plans,” “projects,” “targets” and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Important factors that may cause actual results to differ from those projected include the risk factors specified below.

Item 1.01 Entry into a Material Definitive Agreement

Our 12% Senior Convertible Debentures (the “Debentures”) issued on June 29, 2007, matured on June 29, 2009.  We failed to repay the outstanding principal amount of $2,300,000 on the Debentures on the maturity date due to a lack of available funds, and the Debentures are currently in default.  In August 2010, management reached an agreement with Enable Growth Partners LP, Enable Opportunity Partners LP and Pierce Diversified Strategy Master Fund LLC (the “Debenture Holders”), which represents all but one of the Debenture Holders on a plan to settle the Debentures held by them that are in default.  The settlement agreements were contingent upon the Company making an aggregate cash payment in the amount of $300,000 and the issuance of an aggregate of 1,200,000 shares of Common Stock comprised of “restricted securities” as defined in Rule 144 of the SEC.  The Company was unable to pay the $300,000 to complete these settlement agreements and hence never issued the 1,200,000 shares of Common Stock. The Company has now negotiated settlement agreements (the “Settlement Agreements”) compromising $2,983,750 in outstanding principal, penalties and accrued interest with these same Debenture Holders and canceling related warrants issued to such Debenture Holders in consideration of the payment of cash in the amount of $250,000 only.  We have agreed to attempt to raise these funds as soon as possible to complete these Settlement Agreements.  Copies of the Settlement Agreements are filed herewith.  See Item 9.01.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number

Title

10.1

Release and Settlement Agreement- Enable Growth Partners LP

10.2

Release and Settlement Agreement- Enable Opportunity Partners, LP

10.3

Release and Settlement Agreement- Pierce Diversified Strategy Master Fund LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

REFLECT SCIENTIFIC, INC.

Date:  June 8, 2011

By:  /s/ Kim Boyce

Kim Boyce, Chief Executive Officer